EXHIBIT 10.56

FIRST AMENDMENT TO AGREEMENT

REGARDING ASSETS

This First Amendment to Agreement Regarding Assets (the “Amendment”) is entered into as of December 19, 2003, by and among Unified Western Grocers, Inc., a California corporation (“Unified”), AH Investors, LLC, a California limited liability company (“AH”), and TDH Investors, LLC, a California limited liability company (“TDH”), who agree as follows:

1. Recitals. This Amendment is made with reference to the following facts and circumstances:

(a) Unified, AH and TDH are parties to that certain Agreement Regarding Assets, dated as of November 26, 2003 (the “Agreement”).

(b) Unified, AH and TDH desire to amend the Agreement as set forth in this Amendment.

2. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings given to them in the Agreement.

3. Amendment. Notwithstanding any provision of the Agreement to the contrary, fee title to the land to which a Lease relates and/or the right, title and interest of the landlord of a Lease in and to that Lease may be acquired by an entity other than TDH, if, but only if, (a) the transaction in which such acquisition is proposed to be made is first approved in writing by Unified, which approval Unified agrees not to unreasonably withhold, and (b) concurrently with the consummation of such acquisition, Unified is released from all liabilities and obligations under such Lease.

4. Agreement Remains in Effect. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

The parties have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first set forth above.

UNIFIED WESTERN GROCERS, INC., a California corporation		AH INVESTORS, LLC, a California limited liability company

By:	/s/ Robert M. Ling, Jr. Robert M. Ling, Jr., Executive Vice President and Corporate Secretary	By:	Alamo Group VIII, LLC, a Delaware limited liability company

		By:	/s/ Donald F. Gaube Donald F. Gaube, Managing Member (Print Name & Title)

(Signatures Continue on the Next Page)

TDH INVESTORS, LLC, a California limited liability company

By:	Alamo Group VIII, LLC, a Delaware limited liability company

By:	/s/ Donald F. Gaube
Donald F. Gaube, Managing Member (Print Name & Title)

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